                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   September 10, 1997




                             TELETECH HOLDINGS, INC.
                            ------------------------
             (Exact name of Registrant as Specified in Its Charter)



           Delaware                                            84-1291044
-------------------------------                            -------------------
(State or Other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                             Identification No.)


                         1700 LINCOLN STREET, SUITE 1400
                             DENVER, COLORADO 80203
                                 (303) 894-4000

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                     0-21055
                                  -------------
                            (Commission file number)

                                 (303) 894-4000
                             ----------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                    -----------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On September 10, 1997, TeleTech Holdings, Inc. issued the press release attached hereto as Exhibit 99.1, which press release is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

     Exhibit Number      Description of Exhibit
     --------------      ----------------------
        99.1             Press release dated September 10, 1997



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TELETECH HOLDINGS, INC.



                                   /s/ Kenneth D. Tuchman
                                   ----------------------------------
                                   By:  Kenneth D. Tuchman
                                   CHAIRMAN OF THE BOARD OF DIRECTORS,
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

Date: September 15, 1997

                             TELETECH HOLDINGS, INC.

                                  EXHIBIT INDEX



     EXHIBIT
        NO.               DESCRIPTION
      ------              -----------

       99.1               Press release dated September 10, 1997






                                       -2-